Confidential - For Internal Use Only 3Q25 Earnings Supplemental Building on a 16-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600  2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Jade Leung CHIEF FINANCIAL OFFICER Jade Leung is Caliber’s CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Jade is also responsible for the strategic direction of Caliber’s information technology and data security initiatives. Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

About Nasdaq: CWD - Where Real Assets & Digital Assets Converge 5 * Includes assets under management (AUM) of $797.0 million and assets under development (AUD) of $1.9 billion. ** Unlevered gross internal rate of return on all full-cycle investments. *** As of 11/13/2025 considering a price per token of $15.15. 16 years In Business $2.7 Billion Managed Assets* 19% IRR Unlevered Track Record** Caliber “CaliberCos Inc.” (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance. 562,535 Tokens; $8.5M Value*** 1st Public LINK Digital Asset Treasury (DAT) Seeking Appreciation, Yield Generation

CRE - Old Acronym, New Application 6 DeFi works because Chainlink works, and Institutional Customers Are Adopting It Note: Graphic produced by Chainlink Labs in public presentation(s)

What is Chainlink, Why Chainlink, and Why Now? 7 Chainlink’s Network is Experiencing Rapid Growth in Utilization Note: Graphic produced by Chainlink Labs in public presentation(s)

Caliber’s Vision: Unlocking Value Between Real & Digital Assets 8 Combining two worlds under one public company: ◦ A proven real estate private equity platform with 16 years of track record, and ◦ A new digital asset treasury and product platform anchored in Chainlink (LINK) Leveraging Caliber’s Wall Street experience and regulatory framework to: ◦ Efficiently raise capital through public and private channels, ◦ Accumulate and stake LINK to earn yield and align with Chainlink’s growth, and ◦ Build future investment products in both digital and tokenized real assets Caliber is not just investing in Chainlink - it’s building on it. ◦ Caliber is exploring tokenization of its real estate funds and assets

Tokenization of Real-World Assets; an Emerging Trend in Finance 9 Caliber believes real estate funds and assets present the next frontier in real world asset tokenization Note: Graphic produced by Chainlink Labs in public presentation(s)

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Why $LINK, and Why Now?

Chainlink: The Infrastructure Powering Decentralized and Institutional Finance

- Trusted by SWIFT, Mastercard, DTCC, S&P Global, Google Cloud, AWS, and the U.S. Department of Commerce.
- LINK Token Economics:
  - LINK is a payment and staking token - essential for securing the oracle network.
  - Staking ensures accuracy of data feeds, earning yield for validators.
  - Chainlink has begun buying back LINK tokens with protocol revenues, enhancing token scarcity and value.
  - Sergey Nazarov (CEO): "The full economic value of the network is designed to flow through LINK."
- Chainlink's oracle network remained fully operational during the October 2025 crypto liquidation - while competitor oracles failed or faced delays.
- We believe Chainlink, and the associated LINK token are at the pivotal momentum to go from concept, to real revenue, to scale.

CALIBER THE WEALTH DEVELOPMENT COMPANY 10

Caliber’s Flywheel - Two Growth Engines 11 1. Real Estate Platform ◦ Generates recurring fees and investment profits (cash flow) ◦ Produces stable returns and tangible value via Carried Interest ◦ Positive Cycle Renewed 2. LINK Treasury & Digital Asset Platform ◦ Builds balance sheet strength and yield ◦ Drives visibility and capital formation ◦ Increases efficiency of real asset investments The Flywheel Effect: Real estate profits fund LINK accumulation -> LINK yield and appreciation improve liquidity -> liquidity fuels more real estate growth -> repeat.

Private Equity Real Estate Investment’s Future: Tokenization 12 1. Primary Capital Formation ◦ Broaden investor access to private equity real estate through tokenized offerings ◦ Streamline fundraising and expand global reach 2. Secondary Liquidity ◦ Enable real estate investors to trade fund interests more efficiently ◦ Unlock value without requiring asset sales 3. Operational Efficiency ◦ Automate valuations, distributions, and investor reporting ◦ Reduce fund administration costs and enhance margins Tokenization improves scalability, profitability, and transparency across Caliber’s real estate platform.

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Momentum is Building

Timing	Caliber Actions	Chainlink News
August 2025	• Publicly announce LINK DAT strategy following significant planning	• Federal Department of Commerce (DOC) announces partnership with Chainlink to bring DOC data on-chain
September 2025	• First LINK purchase completing systems test • Sale of $15.9M in convertible preferred stock, convertible at $250 per common share of CWD • Coinbase Prime announced as custody and trading partner • LINK DAT grows to $6.5M • LINK DAT grows to $10.0M	• Nasdaq announces intent to tokenize trading, allowing for 24-hour trading • Aptos adopts Chainlink • Canton Network ($200B + daily transactions) adopts Chainlink • SWIFT announces plans to build a blockchain-based ledger and utilize Chainlink
October 2025	• Caliber announces full membership of Caliber Crypto Advisory Board (CCAB) • Caliber reports preliminary Q3 results: – Cash of $10-$11M; improved from <$1M – Link Treasury of $9-$10M; improved from $0	• Binance (BNB) announces integration with Chainlink for data • S&P Global announces Chainlink partnership to bring S&P Stablecoin Stability Assessments on-chain

CALIBER THE WEALTH DEVELOPMENT COMPANY
13

PERE Platform Positioned for Renewed Cycle 14 Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality RE Fund Syndication Hotel UPREIT “CHT”

Business model drives consistent growth to Caliber 15 Grow Revenue Raise Capital Grow Assets under Management Caliber helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets. Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber’s total assets under management. Throughout the process, Caliber generates recurring revenue, service revenue, and investment revenue, which drives performance and investor capital to future funds. This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

Revenue model provides diverse sources of income 16 Asset Services Asset & Fund Management Performance Fees CWD in-house real estate & investment services to generate both recurring income & service-based income. Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD’s performance fees drive profitability from asset sales & investment performance

Real Estate Enters New Cycle 17

Caliber Solves Its Clients’ Financial Needs 18 Income Lending, CORE Plus, Value Add, CHT Preferred Stock Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Fund Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/ Reduction Opportunity Zone Funds, 1031 Investments Caliber’s Fundraising Engine Can Now Be Applied to Digital Assets High Net- Worth Investors Capital Sources RIA’s & Brokers Family Offices / Institutions

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Caliber's PERE Products

CALIBER OPPORTUNITY ZONE FUND II "Uncapped Roth"	Active Management Strategy	Desirable Markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND "The Access Fund"	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND "Passive Income Generator"	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low-Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK "QOZ & Non-QOZ Options"	Located in Scottsdale, AZ	World-Class Facility	Spanning ~ 186,423 sq. ft.

CALIBER THE WEALTH DEVELOPMENT COMPANY
19

20THE WEALTH DEVELOPMENT COMPANY 20 3Q25 Financial Highlights

CALIBER
THE WEALTH DEVELOPMENT COMPANY

3Q25 - Summary Highlights

Financial Measures

- Platform revenue of $3.5 million, primarily driven by asset management revenue
- Platform net loss attributable of $4.4 million, or $1.70 per diluted share
- Platform Adjusted EBITDA loss of $0.7 million

Metrics

- Fair value assets under management of $797.0 million
- Managed capital of $506.0 million

Q3 2025 Highlights

- Raised more than $30.0 million through common and preferred equity
- Launched Caliber's Digital Asset Treasury ("DAT") anchored in Chainlink ("LINK"), with 467,632 LINK tokens held

Corporate

- On August 19, 2025, Caliber announced that its joint venture development, PURE Pickleball & Padel™ ("PURE") has signed a 10-year, exclusive agreement with Wolfgang Puck Catering, a premium catering, corporate dining and hospitality company. Wolfgang Puck Catering will serve as the exclusive food and beverage services provider for PURE's first-floor restaurant and bar, grab-and-go marketplace, and pro arena concessions; as well as the second-floor special events space, teaching kitchen, VIP lounge, and rooftop patio and bar.

- On August 28, 2025, Caliber announced that its Board of Directors had formally approved a new Digital Asset Treasury ("DAT") strategy and adopted a comprehensive digital asset treasury policy. Under this framework, Caliber intends to allocate a portion of its treasury funds to acquire cryptocurrency, specifically Chainlink (LINK) tokens, which support the Chainlink protocol, and to actively manage these holdings to maximize returns.

- On September 2, 2025, Caliber announced the formation of a newly established Caliber Crypto Advisory Board ("CCAB"). This board will provide strategic oversight and guidance as Caliber executes its DAT strategy, focused on building a treasury of LINK tokens to be held and staked for long-term value and yield. During the third quarter, The CCAB added three members, Michael Trzupek, Peter Dorrious, and Blake Janover.

CALIBER THE WEALTH DEVELOPMENT COMPANY 21

CALIBER
THE WEALTH DEVELOPMENT COMPANY

3Q25 - Summary Highlights (Continued)

Corporate (Continued)

- On September 9, 18, and 25, 2025, Caliber announced the completion of strategic purchases of LINK tokens totaling $10.0 million. Subsequent to the quarter's close, the company made an additional purchase of LINK tokens totaling $2.0 million, further strengthening its DAT strategy and underscoring its commitment to blockchain innovation.
- On September 17, 2025, Caliber announced that it had closed a securities purchase agreement with an institutional investor for the sale of $15.9 million in perpetual convertible preferred equity and, separately, had established and activated an At-The-Market ("ATM") equity program.
- On September 23, 2025, Caliber announced it had selected Coinbase Prime as its institutional platform for trading and custody of its DAT strategy.
- On October. 7, 2025, Caliber announced a partnership to deploy EV charging infrastructure, advancing sustainable asset enhancements across its portfolio. Caliber partnered with Current, a leading EV infrastructure investor and developer, and InCharge Energy, the industry leader for design-build EV charging infrastructure and InService™, the company's customizable offering for all-brand charger service, maintenance, and on-demand repair. This partnership is intended to provide commercial charging and energy solutions across the breadth of Caliber's portfolio.

CALIBER THE WEALTH DEVELOPMENT COMPANY
22

3rd Quarter - Historical Summary Results


Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$3,728
$7,187
$4,726
$4,212
$7,416
$4,588
$3,549
$4,126
$3,516
3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25
Asset Management
Performance Allocations


Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$412
$438
$454
$470
$485
$493
$495
$499
$506
3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25


Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$(3,000)
$(1,511)
$1,553
$(1,669)
$(2,451)
$2,412
$(1,002)
$(1,352)
$(54)
$(665)
3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25


FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$823
$741
$767
$773
$807
$795
$831
$803
$797
3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25

CALIBER THE WEALTH DEVELOPMENT COMPANY
23

3rd Quarter Summary Results 24 Platform Adjusted EBITDA (Loss) (000’s) $2,412 $(665) 3Q24 3Q25 Net Income (Loss) (per common share) $0.15 $(1.65) 3Q24 3Q25 (0 0 0 's ) Total Platform Revenue $7,416 $3,516 Asset Management Performance Allocations 3Q24 3Q25 $— $2,000 $4,000 $6,000 $8,000 (0 0 0 's ) Total Consolidated Revenue* $11,302 $3,636 3Q24 3Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 * As previously communicated, Caliber has simplified the presentation of its financial perfornce by deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 25 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 26 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 Asset Management Revenues 2019 2020 2021 2022 2023 2024 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 27 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 $90.5 Carried Interest Q4 2024 Q1 2025 Q2 2025 Q3 2025 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0

28THE WEALTH DEVELOPMENT COMPANY 28 3Q25 Financial Review

CALIBER
THE WEALTH DEVELOPMENT COMPANY

GAAP Income Statements

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Revenues				
Asset management revenues	$ 3,486	$ 6,530	$ 10,428	$ 12,926
Performance allocations	2	175	25	357
Consolidated funds – hospitality revenues	—	2,494	5,057	23,533
Consolidated funds – other revenues	148	2,103	460	5,616
Total revenues	3,636	11,302	15,970	42,432
Expenses				
Operating costs	3,251	4,592	10,966	15,389
General and administrative	1,471	1,441	4,225	5,460
Marketing and advertising	151	174	463	507
Depreciation and amortization	160	149	483	439
Consolidated funds – hospitality expenses	—	3,097	4,743	23,191
Consolidated funds – other expenses	467	975	1,391	5,405
Total expenses	5,500	10,428	22,271	50,391
Change in fair value of digital assets	(677)	—	(677)	—
Other (loss) income, net	(324)	425	(2,854)	1,015
Interest income	28	51	90	325
Interest expense	(1,876)	(1,349)	(5,225)	(3,958)
Net (loss) income before income taxes	(4,713)	1	(14,967)	(10,577)
Benefit from income taxes	—	—	—	—
Net (loss) income	(4,713)	1	(14,967)	(10,577)
Net loss attributable to noncontrolling interests	(342)	(145)	(890)	(2,188)
Net (loss) income attributable to CaliberCos Inc.	$ (4,371)	$ 146	$ (14,077)	$ (8,389)
Basic net (loss) income per share attributable to common stockholders	$ (1.65)	$ 0.15	$ (8.31)	$ (7.62)
Diluted net (loss) income per share attributable to common stockholders	$ (1.65)	$ 0.12	$ (8.31)	$ (7.62)
Weighted average common shares outstanding:				
Basic	2,615	1,107	1,685	1,092
Diluted	2,615	1,404	1,685	1,092

CALIBER THE WEALTH DEVELOPMENT COMPANY
29

GAAP Balance Sheets 30 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) September 30, 2025 December 31, 2024 ASSETS Cash $ 10,886 $ 1,766 Restricted cash 2,252 2,582 Real estate investments, net 21,789 21,572 Digital assets 9,965 0 Notes receivable - related parties, allowance of $483 and zero, respectively 2,605 105 Due from related parties, allowance of $4,134 and $3,985, respectively 8,725 6,965 Investments in unconsolidated entities 11,923 15,643 Operating lease - right of use assets 110 147 Prepaid and other assets 2,615 3,501 Assets of consolidated funds Cash 41 549 Restricted cash 209 — Real estate investments, net 10,296 45,090 Notes receivable - related parties 946 6,848 Due from related parties, allowance of zero and $28, respectively 186 320 Prepaid and other assets 20 447 Total assets $ 82,568 $ 105,535

GAAP Balance Sheets (Continued) 31 September 30, 2025 December 31, 2024 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) Notes payable, net $ 48,678 $ 50,450 Accounts payable and accrued expenses 9,068 9,532 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 139,819 and zero shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively 3,200 — Due to related parties 127 313 Operating lease liabilities 71 93 Other liabilities 923 750 Liabilities of consolidated funds Notes payable, net 11,611 29,172 Notes payable - related parties 2,255 2,047 Accounts payable and accrued expenses 495 1,207 Due to related parties 1 79 Other liabilities 52 639 Total liabilities 76,481 94,282 Commitments and Contingencies (Note 11)

GAAP Balance Sheets (Continued) 32 September 30, 2025 December 31, 2024 Series A non-cumulative convertible preferred stock, $0.001 par value; $22,500,000 shares authorized, and $5,875 and 5,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively — $ — Series B convertible preferred stock, $0.001 par value; 50,000 shares authorized, and 15,868 and zero shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively — — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 5,061,822 and 759,370 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively 5 1 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as September 30, 2025 and December 31, 2024 — — Paid-in capital 74,862 44,017 Accumulated deficit (70,684) (56,607) Stockholders’ equity (deficit) attributable to CaliberCos Inc. 4,183 (12,589) Stockholders’ equity attributable to noncontrolling interests 1,904 23,842 Total stockholders’ equity 6,087 11,253 Total liabilities and stockholders’ equity $ 82,568 $ 105,535

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 34

NON-GAAP Measures 35 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of the Caliber asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds.  These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

NON-GAAP Measures (Continued) 36 Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution. Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. Platform Earnings per Share Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding. Platform Adjusted EBITDA Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three and nine months ended September 30, 2025 and 2024 (in thousands):

Platform Income Statements 37 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended September 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 3,514 $ (28) $ 3,486 Performance allocations 2 — 2 Consolidated funds – other revenues — 148 148 Total revenues 3,516 120 3,636 Expenses Operating costs 3,408 (157) 3,251 General and administrative 1,481 (10) 1,471 Marketing and advertising 151 — 151 Depreciation and amortization 167 (7) 160 Consolidated funds – other expenses — 467 467 Total expenses 5,207 293 5,500 Unrealized loss on digital assets (677) — (677) Other loss, net (230) (94) (324) Interest income 28 — 28 Interest expense (1,876) — (1,876) Net loss before income taxes (4,446) (267) (4,713) Provision for income taxes — — — Net loss (4,446) (267) (4,713) Net loss attributable to noncontrolling interests — (342) (342) Net loss attributable to CaliberCos Inc. $ (4,446) $ 75 $ (4,371) Basic and diluted Platform loss per share $ (1.70) $ (1.65) Weighted average common shares outstanding: Basic and diluted 2,615 2,615

Platform Income Statements (Continued) 38 Nine Months Ended September 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 11,159 $ (731) $ 10,428 Performance allocations 32 (7) 25 Consolidated funds – hospitality revenues — 5,057 5,057 Consolidated funds – other revenues — 460 460 Total revenues 11,191 4,779 15,970 Expenses Operating costs 11,417 (451) 10,966 General and administrative 4,256 (31) 4,225 Marketing and advertising 463 — 463 Depreciation and amortization 503 (20) 483 Consolidated funds – hospitality expenses — 4,743 4,743 Consolidated funds – other expenses — 1,391 1,391 Total expenses 16,639 5,632 22,271 Unrealized loss on digital assets (677) — (677) Other loss, net (2,238) (616) (2,854) Interest income 91 (1) 90 Interest expense (5,225) — (5,225) Net loss before income taxes (13,497) (1,470) (14,967) Provision for income taxes — — — Net loss (13,497) (1,470) (14,967) Net loss attributable to noncontrolling interests — (890) (890) Net loss attributable to CaliberCos Inc. $ (13,497) $ (580) $ (14,077) Basic and diluted Platform loss per share $ (8.01) $ (8.31) Weighted average common shares outstanding: Basic and diluted 1,685 1,685

Platform Income Statements (Continued) 39 Three Months Ended September 30, 2024 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 7,242 $ (712) $ 6,530 Performance allocations 174 1 175 Consolidated funds – hospitality revenue — 2,494 2,494 Consolidated funds – other revenue — 2,103 2,103 Total revenues 7,416 3,886 11,302 Expenses Operating costs 4,727 (135) 4,592 General and administrative 1,450 (9) 1,441 Marketing and advertising 175 (1) 174 Depreciation and amortization 145 4 149 Consolidated funds – hospitality expenses — 3,097 3,097 Consolidated funds – other expenses — 975 975 Total expenses 6,497 3,931 10,428 Other income (loss), net 526 (101) 425 Interest income 59 (8) 51 Interest expense (1,348) (1) (1,349) Net income (loss) before income taxes 156 (155) 1 Provision for income taxes — — — Net income (loss) 156 (155) 1 Net loss attributable to noncontrolling interests — (145) (145) Net income (loss) attributable to CaliberCos Inc. $ 156 $ (10) $ 146 Basic Platform income per share $ 0.14 $ 0.15 Diluted Platform income per share $ 0.11 $ 0.12 Weighted average common shares outstanding: Basic 1,107 1,107 Diluted 1,404 1,404

Platform Income Statements (Continued)

	Nine Months Ended September 30, 2024		
	Platform	Impact of Consolidated Funds & Eliminations	Consolidated
Revenues			
Asset management	$ 15,976	$ (3,050)	$ 12,926
Performance allocations	378	(21)	357
Consolidated funds – hospitality revenue	—	23,533	23,533
Consolidated funds – other revenue	—	5,616	5,616
Total revenues	16,354	26,078	42,432
Expenses			
Operating costs	15,971	(582)	15,389
General and administrative	5,490	(30)	5,460
Marketing and advertising	508	(1)	507
Depreciation and amortization	447	(8)	439
Consolidated funds – hospitality expenses	—	23,191	23,191
Consolidated funds – other expenses	—	5,405	5,405
Total expenses	22,416	27,975	50,391
Other income (loss), net	1,468	(453)	1,015
Interest income	514	(189)	325
Interest expense	(3,958)	—	(3,958)
Net loss before income taxes	(8,038)	(2,539)	(10,577)
Provision for income taxes	—	—	—
Net loss	(8,038)	(2,539)	(10,577)
Net loss attributable to noncontrolling interests	—	(2,188)	(2,188)
Net loss attributable to CaliberCos Inc.	$ (8,038)	$ (351)	$ (8,389)
Basic and diluted Platform loss per share	$ (7.36)		$ (7.62)
Basic and diluted	1,092		1,092

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

CALIBER THE WEALTH DEVELOPMENT COMPANY 40

CALIBER
THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net (loss) income attributable to CaliberCos Inc.	$ (4,371)	$ 146	$ (14,077)	$ (8,389)
Net loss attributable to noncontrolling interests	(342)	(145)	(890)	(2,188)
Net (loss) income	(4,713)	1	(14,967)	(10,577)
Provision for income taxes	—	—	—	—
Net (loss) income before income taxes	(4,713)	1	(14,967)	(10,577)
Depreciation and amortization	167	145	503	447
Consolidated funds' impact on fee-related earnings	173	45	853	1,897
Stock-based compensation	332	738	1,362	1,722
Severance	593	25	1,098	203
Performance allocations	(2)	(175)	(25)	(357)
Other income, net	94	(425)	(323)	(1,015)
Investments impairment	102	—	2,418	—
Unrealized loss on digital assets	677	—	677	—
Bad debt expense	35	—	144	—
Interest expense, net	1,848	1,289	5,134	3,444
Fee-Related Earnings	(694)	1,643	(3,126)	(4,236)
Performance allocations	2	175	25	357
Interest expense, net	(1,848)	(1,289)	(5,134)	(3,444)
Provision for income taxes	—	—	—	—
Distributable Earnings	(2,540)	529	(8,235)	(7,323)
Interest expense	1,876	1,349	5,225	3,958
Other income, net	(94)	425	323	1,015
Provision for income taxes	—	—	—	—
Consolidated funds' impact on Caliber Adjusted EBITDA	93	109	616	642
Platform Adjusted EBITDA	(665)	2,412	(2,071)	(1,708)
Consolidated funds' EBITDA Adjustments	201	1,836	1,522	7,177
Consolidated Adjusted EBITDA	$ (464)	$ 4,248	$ (549)	$ 5,469

CALIBER THE WEALTH DEVELOPMENT COMPANY
41

NON-GAAP Reconciliations (Continued) 42 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Fund management fees $ 2,782 $ 3,575 $ 8,265 $ 9,474 Financing fees 207 464 573 616 Development and construction fees 427 3,084 1,934 5,066 Brokerage fees 98 119 387 820 Total asset management 3,514 7,242 11,159 15,976 Performance allocations 2 174 32 378 Total Platform revenue $ 3,516 $ 7,416 $ 11,191 $ 16,354 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 43 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balance as of December 31, 2024 $ 492,542 Originations 2,990 Return of capital (315) Balance as of March 31, 2025 495,217 Originations 4,226 Return of capital (876) Balance as of June 30, 2025 498,567 Originations 8,086 Return of capital (664) Balances as of September 30, 2025 $ 505,989 September 30, 2025 December 31, 2024 Real Estate Hospitality $ 49,289 $ 49,260 Caliber Hospitality Trust(1) 97,037 97,414 Residential 101,912 96,687 Commercial 178,018 170,858 Total Real Estate(2) 426,256 414,219 Credit(3) 75,691 72,351 Other(4) 4,042 5,972 Total $ 505,989 $ 492,542 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of September 30, 2025, and December 31, 2024, we had invested $11.9 million and $20.4 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of September 30, 2025 and December 31, 2024, we had loaned $3.3 million to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliations (Continued) 44 Fair Value Assets Under Management (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2024 $ 794,923 Assets acquired 10,300 Construction and net market appreciation (6,196) Credit(2) 3,340 Other(3) (1,930) Balances as of March 31, 2025 797,033 Construction and net market depreciation (25,313) Assets sold (1,487) Credit(2) 627 Other(3) (1,409) Balances as of June 30, 2025 803,176 Construction and net market depreciation (6,683) Assets sold (1,917) Credit(2) 2,334 Other(3) 123 Balances as of September 30, 2025 $ 797,033 September 30, 2025 December 31, 2024 Real Estate Hospitality $ 65,400 $ 68,500 Caliber Hospitality Trust 203,500 236,800 Residential 168,700 161,700 Commercial 279,700 249,600 Total Real Estate 717,300 716,600 Credit(2) 75,691 72,351 Other(3) 4,042 5,972 Total $ 797,033 $ 794,923 (1) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund. (2) Other FV AUM represents undeployed capital held in our diversified funds.